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                                                                   EXHIBIT 10.10

                             FIRSTMERIT CORPORATION

            AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN (SG)
                           Effective October 21, 2000


         1. PLAN PURPOSE. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers and employees of the Corporation and its Affiliates and for promoting employee and director stock ownership in the Corporation.

         2. DEFINITIONS. The following definitions are applicable to the Plan:

                  "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the corporation as such terms are defined in Section 424 (e) and
(f), respectively, of the Code.

                  "Award" - means the grant by the Committee of an Incentive Stock Option, a Non- Qualified Stock Option, or of Restricted Stock, or any combination thereof, as provided in the Plan.

                  "Code" - means the Internal Revenue Code of 1986, as amended.

                  "Committee" - means the Committee referred to in Section 3 hereof.

                  "Continuous Service" - means the absence of any interruption or termination of service as a director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an incentive Stock Option shall mean the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the corporation or between the Corporation, its parent, its subsidiaries or its successor.

                  "Corporation" - means FirstMerit Corporation, an Ohio corporation, as successor in interest to Signal Corp.

                  "Disinterested Person" - means any member of the Board of Directors of FirstMerit who, at the time discretion under the Plan is exercised, has not at any time within one year prior to such use of discretion, been selected as a Participant in the Plan or as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to any other plan of FirstMerit or any of its affiliates (as that term is used in the Exchange Act) entitling the participants therein to acquire stock, stock options or stock appreciation rights of FirstMerit or of any such affiliates, except as provided in Rule 16b-3(c)(2)(i) under the Exchange Act; provided, however, that no recipient of an award granted pursuant to Section 21 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.




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                  "Employee" - means any person who is employed on a full time basis by the Corporation or any Affiliate.

                  "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

                  "Exchange Act" - means the Securities Exchange Act of 1934, as amended.

                  "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10, or 13 hereof upon exercise of such Right.

                  "FirstMerit" - means FirstMerit Corporation, an Ohio corporation.

                  "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

                  "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-listed Stocks, or, if on such date the Shares are not quoted on the composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the average of the high and low quoted sale price with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the committee shall determine.

                  "Non-Qualified Stock Option" - means an option to purchase shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422 of the Code.

                  "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Participant" - means any director, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.




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                  "Plan" - means the FirstMerit Corporation Amended and Restated
Stock Option and Incentive Plan (SG).

                  "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 9 hereof with respect to Restricted Stock awarded under the Plan.

                  "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 9 hereof, so long as such restrictions are in effect.

                  "Shares" - means the shares of FirstMerit common stock.

                  "Senior Officer" - means the Corporation's president, principal financial officer, or principal accounting officer, any vice-president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed officers of the Corporation if they perform such policy-making functions for the Corporation.

                  "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 10 of the Exchange Act.

         3. ADMINISTRATION. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4. PARTICIPATION. The committee may select from time to time Participants in the Plan



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from those directors, officers and employees (other than Disinterested Persons), of the Corporation or its affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its affiliates.

         5. SHARES SUBJECT TO PLAN. Subject to adjustment by the operation of
Section 10 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 110,234 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

         6. GENERAL TERMS AND CONDITIONS OF OPTIONS. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option, which shall not be less than the Market Value per Share at the date of grant of such Option (ii) the number of Shares subject to, and the expiration date of, any Option, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option, and (iv) the restrictions, if any, to be placed upon such Option. The Committee may, as a condition of granting any Option, require that a Participant agree not to thereafter exercise one or more Options previously granted to such Participant.

         7.       EXERCISE OF OPTIONS.

                  (a) Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant, and except as provided in paragraphs (c) and (d) of this Section 7, no such Option may be exercised unless at the time such Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option.

                  (b) To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to FirstMerit in form satisfactory to the Committee (and, if partial exercises have permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made in cash (including check, bank draft or money order).

                  (c) If a Participant to whom an Option was granted shall cease to maintain Continuous Service for any reason (including voluntary termination, total and partial disability and



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normal and early retirement, but excluding death and termination of employment by the Corporation or any Affiliate for cause), all rights under any Option granted to such Participant shall cease unless the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option in which case such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option, exercise such Option to the extent that such Participant was entitled to exercise such Option at the date of such cessation. If the Continuous Service of a Participant to whom an Option was granted by the Corporation is terminated for cause, all rights under any Option of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                  (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three month period referred to in paragraph (c) of this Section 7, the person to whom any Option held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, may, but only to the extent such Participant was entitled to exercise such Option immediately prior to his death, exercise such Option at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any shall have theretofore been granted to the Participant or whether the person entitled to exercise such desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay in cash to the person to whom such Option is transferred by will or by the laws of descent and distribution or, in the case of an option, other than an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

         8. INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years after the date the Plan was adopted by the Board of Directors of the Association, the predecessor in interest of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110% of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value, determined as of



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the time any Incentive Stock Option is granted, of the Shares for which any
Participant may be granted Incentive Stock Options in any calendar year may exceed $100,0000, but the aggregate Market Value, determined at the time an Incentive Stock Option is granted, of the Shares with respect to which Incentive Stock Options become exercisable for the first time under the terms of the grant during any calendar year, may not exceed $100,000 for any Participant.

         9. TERMS AND CONDITIONS OF RESTRICTED STOCK. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 9, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 9.

                  (a) At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period of not less than six months during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this
Section 9, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c),
(d) and (e) of this Section 9 and Section 10 hereof, the Participant as owner of such Shares shall have all the rights of a stockholder including but not limited to the right to receive all dividends paid on such shares and the right to vote such Shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it 1may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

                  (b) Except as provided in Section 14 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or normal or early retirement) unless the Committee shall otherwise determine and provide in the agreement referred to in paragraph (d) of this Section 9, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 9 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall have provided otherwise in the agreement referred to in paragraph (d) of this Section 9 for a ratable lapse of restrictions in accordance with vesting provisions set forth in the aforesaid agreement, if a Participant ceases to maintain Continuous Service solely by reason of death, total or partial disability or normal or early retirement, then those shares of Restricted Stock which at the time of termination of Continuous Service (for the reasons set forth in this sentence) are subject to the restrictions imposed by paragraph (a) of this Section 9 shall vest on a PRO RATA basis as herein provided: The shares of Restricted Stock which at the time of such termination of Continuous Service are subject to a



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restricted period which is definitely determinable at the time of grant shall become free of restrictions, vested and nonforfeitable in the proportion that the Participant's number of complete 12-consecutive month periods of Continuous Service during the definitely determinable restricted period contained in the Participant's agreement referred to in paragraph (d) of this Section 9 bears to the number of 12-consecutive month periods of Continuous Service of the definitely determinable restricted period contained in the Participant's agreement referred to in paragraph (d) of this Section 9. Notwithstanding the foregoing, in the event that the agreement referred to in paragraph (d) of this
Section 9 also provides for the attainment of certain performance goals prior to or concurrent with the lapse of any restrictions hereunder, the provisions in the preceding sentence providing for a PRO RATA release of shares of Restricted Stock by reasons of total or partial disability or normal or early retirement shall not be applicable unless the performance goals set forth in the aforesaid agreement shall have been attained no later than the conclusion of the restricted period. In the event that such performance goals are attained at the conclusion of the restricted period, such a Participant shall be entitled to receive shares of Restricted Stock, free and clear of all restrictions, based on the formula set forth in this Section 9(b) at the conclusion of the restricted period. In the event that such performance goals are not completely achieved, but the aforesaid agreement expressly contemplated the release of restrictions of a given percentage or number of shares of Restricted Stock upon partial attainment of a specified performance goal, a Participant whose Continuous Service had terminated by reason of total or partial disability or normal or early retirement shall be entitled to receive, free and clear of all restrictions, at the conclusion of the restricted period, a number of shares of Restricted Stock determined by multiplying (a) the number of shares of Restricted Stock released from their restrictions upon partial attainment of a specified performance goal (as set forth in the aforesaid agreement), by (b) the fraction determined in this Section 9(b) based upon such Participant's 12-consecutive month period of Continuous Service. In the event of a Participant's death prior to the expiration of the restricted period set forth in the aforesaid Agreement and prior to his termination of Continuous Service, a Participant shall be entitled to a PRO RATA release of shares of Restricted Stock as set forth in this Section 9(b), without regard to whether the aforesaid agreement contains performance goals or whether those goals have been fully or partially attained.

                  (c) Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the FirstMerit Corporation Amended and Restated Stock Option and Incentive Plan (SG) and an Agreement entered into between the registered owner and FirstMerit, as successor in interest to Signal Corp. Copies of such Plan and Agreement are on file in the offices of the Secretary of FirstMerit Corporation, III Cascade Plaza, Akron, Ohio 44308."
                  (d) At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the



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terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

                  (e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares, or specified portion thereof, by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 9 or (ii) the forfeiture of such shares under paragraph (b) of this Section 9, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence.

                  (f) At the expiration of the restrictions imposed by paragraph
(a) of this Section 9, the Corporation shall deliver to the Participant (or where the relevant provision of paragraph (b) of this Section 9 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) a certificate(s) and stock power free of the restrictions referred to in paragraph (a) of this Section 9.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 9 hereof.

         11. EFFECT OF MERGER ON OPTIONS. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive, in lieu of the Shares underlying the Option, upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property



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payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

         12. EFFECT OF CHANGE IN CONTROL. The term "Change in Control" shall mean the occurrence of any one of the following events:

                  (a) individuals who, on April 19, 2000, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to April 19, 2000 whose election or nomination for election was approved by a vote of at least 2/3rds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                  (b) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:

                           (i)  by the Company or any Subsidiary,

                           (ii) by any employee benefit plan sponsored or
                  maintained by the Company or any Subsidiary,

                           (iii) by any underwriter temporarily holding
                  securities pursuant to an offering of such securities,

                           (iv) pursuant to a Non-Control Transaction (as
                  defined in paragraph (c)), or

                           (v) a transaction (other than one described in (c)
                  below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors then on the Board approve a resolution providing expressly that the acquisition pursuant to this clause (v) does not constitute a Change in Control under this paragraph (b);

                  (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires



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the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination:

                           (i) more than 50% of the total voting power of (x)
                  the corporation resulting from such Business Combination (the "Surviving Entity"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors ("Total Voting Power") of the Surviving Entity (the "Parent Entity"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination,

                           (ii) no person (other than any employee benefit plan
                  (or related trusts) sponsored or maintained by the Surviving Entity or the Parent Entity), is or becomes the beneficial owner, directly or indirectly, of 25% or more of the Total Voting Power of the outstanding voting securities eligible to elect directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity), and

                           (iii) at least a majority of the members of the board
                  of directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a "Non-Control Transaction"); or

                  (d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person by more than one percent, a Change in Control of the Company shall then occur.

         If the Continuous Service of any Participant of the Corporation or any Affiliate is



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involuntarily terminated for whatever reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of Section 9 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded.
If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of sixty days following such date after which they shall revert to being exercisable in accordance with their terms; provided, however, that no Option or Stock Appreciation Right shall be exercisable by a Ten Percent Beneficial Owner, director or Senior Officer of the Corporation within six months of the date of grant of such Option or Stock Appreciation
Right and no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

         13. ASSIGNMENTS AND TRANSFERS. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of an Award, other than an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in the Code or Title I of the ERISA or the rules thereunder.

         14. EMPLOYEE RIGHTS UNDER THE PLAN. No officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

         15. DELIVERY AND REGISTRATION OF STOCK. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provision of the Securities Act of 1933 or any other Federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.




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

         This Plan is intended to comply with Rule 16b-3 under the Exchange Act. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

         16. WITHHOLDING TAX. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock the Corporation shall have the right to require the Participant or other person receiving such shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

         The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         17. AMENDMENT OR TERMINATION. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 10 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan; (ii) materially increase the benefits accruing to Participants under the Plan or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

         18. EFFECTIVE DATE AND TERM OF PLAN. The Plan became effective upon its adoption by the Board of Directors of the Association, the predecessor in interest of the Corporation, and was approved by vote of the holders of a majority of the outstanding shares of the Association entitled to vote on the adoption of the Plan. This Plan shall continue in effect until the date ten years from the date the Plan was initially adopted, unless sooner terminated under Section 17 hereof.

         19. Notwithstanding anything in this Plan to the contrary, to the extent the Plan is amended to provide for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Exchange Act, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.




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